                               Table of Contents

                                  The Funds                                Page

Information about the goal/           Growth & Income Fund                  2
approach, main risks, past            International Fund                    4
performance, fees and expenses        World Bond-Debenture Fund             6

                                Your Investment

Information for managing              Purchases                             8
your fund account                     Opening Your Account                 10
                                      Redemptions                          11
                                      Distributions and Taxes              11
                                      Services For Fund Investors          12
                                      Sales Charges and Service Fees       13
                                      Management                           14

                       For More Information

How to learn more                     Other Investment Techniques          15
about the funds                       Glossary of Shaded Terms             17
                                      Recent Performance                   19

                             Financial Information

Financial highlights of each fund,    Growth & Income Fund                 20
and dealer compensation               International Fund                   22
                                      World Bond-Debenture Fund            24
                                      Compensation For Your Dealer         26
How to learn more about the           Back Cover
funds and other Lord Abbett funds


                                                                     GROWTH & INCOME FUND


GOAL / APPROACH
The fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value. Typically, in choosing stocks, we look for companies using a three-step process:

     Quantitative research is performed on a universe of large, seasoned, U.S. and multinational companies to identify which stocks
     we believe represent the best bargains.                                    We or the fund refers to any one
                                                                                or more of three portfolios of
     Fundamental research is conducted to assess a company's operating          Lord Abbett Securities Trust
     environment, resources and strategic plans and to determine its            (the "company"). Each fund
     prospects for exceeding the earnings expectations reflected in its         operates under the supervision
     stock price.                                                               of the company's Board with the
                                                                                advice of Lord, Abbett & Co.
     Business cycle analysis is used to assess the economic and                 ("Lord Abbett"), its investment
     interest-rate sensitivity of our portfolio, helping us assess how          manager.
     adding or deleting stocks changes our portfolio's overall
     sensitivity to economic activity and interest rates.                       About each fund. Each fund is a
                                                                                professionally managed portfolio
The fund is intended for long-term investors who purchase and redeem shares to  of securities purchased with the
meet their own financial requirements rather than to take advantage of price    pooled money of investors. They
fluctuations. We believe the needs of such investors will best be served        strive to reach their stated
by an investment which has growth characterized by fewer fluctuations in        goals, although as with all
market value than the Standard & Poor's Composite Index of 500 stocks           funds, they cannot guarantee
("S&P 500'r' Index"). For this reason, the fund tries to keep its assets        results.
invested in securities which are selling at reasonable prices in
relation to value and, thus, will forgo some opportunities for gains            Large companies are established
when, in our judgment, they are too risky.                                      companies that are considered
                                                                                "known quantities." Large
We may take a temporary defensive position by investing some of our             companies often have the resources
assets in short-term debt securities. This could reduce the benefit from        to weather economic shifts,
any upswing in the market and prevent the fund from achieving its               though they can be slower to
investment objective.                                                           innovate than small companies.

                                                                                Seasoned companies are usually
MAIN RISKS                                                                      established companies whose
                                                                                securities have gained a
While stocks have historically been a leading choice of long-term               reputation for quality with the
investors, they fluctuate in price. The value of your investment in the         investing public and enjoy
fund will go up and down, which means that you could lose money. Our            liquidity in the market.
performance may sometimes be lower or higher than that of other types of
funds (particularly those emphasizing small-company stocks or growth            Small companies often are new
stocks) because different types of stocks tend to shift in and out of           and less established, with a
favor depending on market and economic conditions. While there is the           tendency to be faster-growing
risk that an investment may never reach what we think is its full value,        but more volatile and less
or may go down in value, our emphasis on large, seasoned company bargain        liquid than large company
stocks could potentially limit our downside risk because bargain stocks         stocks.
in theory are already underpriced and large, seasoned company stocks
tend to be less volatile than small company stocks. In the long run, we         Bargain stocks are stocks of
may produce more modest gains than riskier stock funds as a trade-off           companies that appear
for this potentially lower risk.                                                underpriced according to certain
                                                                                financial measurements of their
An investment in the fund is not a bank deposit. It is not FDIC-insured         intrinsic worth or business
or government endorsed. It is not a complete investment program. You            prospects.
could lose money in the fund, but you also have the potential to make
money.                                                                          Growth Stocks exhibit
                                                                                faster-than-average gains in
                                                                                earnings and are expected to
                                                                                continue profit growth at a high
                                                                                level, but also tend to be more
                                                                                volatile than bargain stocks.

                                                                                You should read this entire
                                                                                prospectus, including "Other
                                                                                Investment Techniques," which
                                                                                concisely describes the other
                                                                                investment strategies and their
                                                                                risks used by the fund.

2 The Funds



                                                           Growth & Income Fund  Symbols:  Class A - LDFVX
                                                                                           Class B - LGIBX
                                                                                           Class C - GILAX
PAST PERFORMANCE

The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual returns compare with those of a broad measure of market performance.
                                                                                Past performance is not a
       Represented as Bar Chart in Prospectus                                   prediction of future results.
       1995 32.3%
       1996 18.3%
       1997 26.9%
       1998 14.6%
Best Quarter: 18.37%      Worst Quarter:  -11.33%
                                                                                (i) The dates of inception for
The table below shows a comparison of the fund's class A, B and C                   each class are:
average annual total return to that of the S&P 500'r' Index. Fund                   A -7/15/96; B -6/5/97; and C -1/3/94.
returns assume reinvestment of dividends and distributions and payment          (ii) Performance for the
of the maximum applicable front-end or deferred sales charge. All                    unmanaged S&P 500'r' Index
periods end on December 31, 1998.                                                    does not reflect
                                                                                     transaction costs or
                                                                                     management fees.
Class                  1 Year  Inception(i)    S&P 500'r'Index(ii)              (iii) Represents total return
------------------------------------------------------------------                   for the period 7/31/96 -
A                       8.90%    22.46%           33.33%(iii)                        12/31/98, to correspond
------------------------------------------------------------------                   with class A inception
B                      10.08%    15.39%           28.33%(iv)                         date.
------------------------------------------------------------------
C                      14.58%    18.22%           24.08%(v)                     (iv) Represents total return for
------------------------------------------------------------------                   the period 6/31/97 -
S&P 500'r' Index(ii)   28.74%    --                 --                               12/31/98, to correspond
------------------------------------------------------------------                   with class B inception
                                                                                     date.

                                                                                (v)  Represents total return for
                                                                                     the period 12/31/93 -
                                                                                     12/31/98, to correspond
                                                                                     with class C inception
                                                                                     date.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy          Management fees are payable to
and hold shares of the fund.                                                    Lord Abbett for the funds
----------------------------------------------------------------------------    investment management.
Fee table
----------------------------------------------------------------------------    12b-1 fees refer to fees
                                      Class A   Class B   Class C   Class P     incurred for activities that are
----------------------------------------------------------------------------    primarily intended to result in
Shareholder Fees (Fees paid directly                                            the sale of fund shares and
from your investment)                                                           service fees for shareholder
----------------------------------------------------------------------------    account service and maintenance.
Maximum Sales Charge on Purchases
(as a % of offering price)              5.75%     none      none      none      Other expenses include fees paid
----------------------------------------------------------------------------    for miscellaneous items such as
Maximum Deferred Sales Charge                                                   transfer agency, legal and share
  (See "Purchases")                     none      5.00%(3)  1.00%     none      registration fees.
----------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from fund assets)             ----------------------------------
 (as a % of average net assets)(1)                                              (1)  The annual fund operating
----------------------------------------------------------------------------         expenses have been restated
Management Fees (See "Management")      0.75%     0.75%     0.75%     0.75%          from fiscal year amounts to
----------------------------------------------------------------------------         reflect current fees.
Distribution and Service (12b-1)                                                (2)  Because 12b-1 distribution
 Fees(2)                                0.35%     1.00%     1.00%     0.45%          fees (up to: 0.10%- class
----------------------------------------------------------------------------         A; 0.75%- classes B and C;
Other Expenses (See "Management")       0.23%     0.23%     0.23%     0.23%          and 0.25%- class P) are
----------------------------------------------------------------------------         paid out on an on-going
Total Operating Expenses                1.33%     1.98%     1.98%     1.43%          basis, over time they will
                                                                                     increase the cost of your
----------------------------------------------------------------------------         investment and may cost you
EXPENSE EXAMPLE                                                                      more than paying other
----------------------------------------------------------------------------         types of sales charges.
This example, like that in other funds' prospectuses, assumes a $10,000              Service fees under each
initial investment at maximum sales charge, if any, 5% total return each             class's 12b-1 Plan equal up
year and no changes in expenses. You pay the following expenses over the             to 0.25%, except 0.20%-
course of each period shown if you sell your shares at the end of the                class P.
period, although your actual cost may be higher or lower. The expenses          (3)  Class B shares will convert
include any applicable contingent deferred sales charges.                            to class A shares on the
                                                                                     eighth anniversary of your
Share class       1 Year  3 Years  5 Years  10 Years                                 original purchase of class
                                                                                     B shares.
Class A shares      $702    $972    $1,262   $2,087
---------------------------------------------------
Class B shares(3)   $701    $921    $1,267   $2,140
---------------------------------------------------
Class C shares      $301    $621    $1,067   $2,308
---------------------------------------------------
Class P shares      $145    $452    $  782   $1,716
----------------------------------------------------
You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares      $702    $972    $1,262    $2,087
----------------------------------------------------
Class B shares(3)   $201    $621    $1,067    $2,140
----------------------------------------------------
Class C shares      $201    $621    $1,067    $2,308
----------------------------------------------------
Class P shares      $145    $452    $  782    $1,716
----------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.


                                                                   The Funds 3

                                                                     International Fund

GOAL / APPROACH

The fund's investment objective is long-term capital appreciation.
Current income is incidental to this objective. The fund may invest in stocks that do not produce any income. Typically, in choosing stocks, we look for companies using the following process:

  Quantitative research is performed on a universe of foreign companies which guides selection of companies with strong growth potential that also sell at attractive prices.
                                                                                Developing countries may have
  Fundamental research examines global trends, seeking to identify              higher and more rapidly
  developments on an industry-by-industry basis and the strongest and/or        fluctuating inflation rates, a
  best positioned companies ("Best of Breed") within each global industry.      higher demand for capital
                                                                                investment, a higher dependence
  Valuation techniques determine the selection of the 40-60 companies           on export markets for their
  with strong growth potential and attractive share prices that                 major industries, and a greater
  collectively form the final portfolio.                                        need to develop basic economic
                                                                                infrastructures than more
Limiting the number of holdings ensures their performance is not diluted        developed countries.
across too many securities. However, investors should be aware that this
concentration could result in increased volatility.                             Over-the-counter stocks are
                                                                                usually those of smaller
Investments are made in stocks of companies which are in developed or           companies that do not meet
developing countries. Under normal circumstances, at least 80% of the           listing requirements of major
total assets of the fund are invested in stocks of companies in at least        exchanges. Transactions are
three different countries outside the United States.                            conducted by telephone and
                                                                                computer network rather than on
Although the fund intends to invest primarily in stocks of small                the floor of an exchange.
companies with market capitalization of less than $1 billion listed on
stock exchanges, it may also invest in stocks of companies traded in            Best of Breed refers to certain
over-the-counter markets, as well as stocks of large and middle-sized           companies, primarily foreign,
companies.                                                                      that the portfolio manager
                                                                                thinks are candidates for the
The fund may temporarily reduce its stock holdings for defensive                best in their industries.
purposes in response to adverse market conditions and invest in
domestic, Eurodollar and foreign short-term money market instruments. Of        Large companies are established
course, this would reduce any benefit from an upswing in the market.            companies that are considered
                                                                                "known quantities." Large
                                                                                companies often have the
MAIN RISKS                                                                      resources to weather economic
                                                                                shifts, though they can be
The fund sometimes has above-average investment risk compared to the            slower to innovate than small
U.S. stock market since a large amount of the assets of the fund will be        companies.
denominated or traded in foreign currencies. A change in the value of
any foreign currency relative to the U.S. dollar results in changes in          Mid-sized companies usually have
the U.S. dollar value of the fund's assets denominated or traded in that        market capitalizations of
currency. The fund's performance is measured in U.S. dollars, the base          roughly $500 million to $5
currency of the fund. Also, securities in which the fund invests are            billion. Small companies are
usually not subject to the same degree of regulation as domestic                often new and less established,
securities and may be more volatile and less liquid than those of major         with a tendency to be
U.S. markets.                                                                   faster-growing but more volatile
                                                                                and less liquid than large
Lack of liquidity may affect the fund's ability to trade in large blocks        company stocks.
of securities and obtain the best price. There is often less information
available on publicly-traded companies, banks and governments than in           You should read this entire
the U.S., and a lack of uniform accounting standards and practices among        prospectus, including "Other
countries impairs a direct comparison for stocks and bonds. Also,               Investment Techniques," which
foreign securities may be traded on days when the fund does not value           concisely describes the other
its shares. Thus, share values could be affected on days when an                investment strategies and their
investor cannot buy or redeem fund shares.                                      risks used by the fund.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

4  The Funds

                                    International Fund    Symbols: Class A-LAIEX
                                                                   Class B-LINBX
                                                                   Class C-LINCX

PAST PERFORMANCE
The information below provides some indication of the risks of investing in the fund, by showing changes in the fund's performance from calendar year to calendar year and by showing how the fund's average annual
returns compare with those of a broad measure of market performance.            Past performance is not a
                1997 19.7%
                1998 15.5%

Best Quarter 23.70%                 Worst Quarter -19.01%                       prediction of future
                                                                                results.
                                                                                ---------------------------------
The table below shows a comparison of the fund's class A, B and C               (i)  The dates of inception for
average annual total return to that of Morgan Stanley Capital                        each class are: A -12/13/96;
International European, Australasia and Far East Index ("MSCI EAFE").                B -6/2/97; and C  -6/2/97.
Fund returns assume reinvestment of dividends and distributions and             (ii) Performance for the
payment of the maximum applicable front-end or deferred sales charge.                unmanaged MSCI EAFE Index
All periods end on December 31, 1998.                                                does not reflect
                                                                                     transaction costs or
                                                                                     management fees.
Class                 1 Year      Inception(i)       MSCI EAFE Index(ii)        (iii) Represents total return
A                      8.80%        14.03%                 10.82%(iii)               for the period 12/31/96 -
------------------------------------------------------------------------             12/31/98, to correspond
B                     10.12%        12.86%                  6.74%(iv)                with class A inception
------------------------------------------------------------------------             date.
C                     14.71%        15.81%                  6.74%(iv)           (iv) Represents total return for
------------------------------------------------------------------------             the period 6/30/97 -
MSCI EAFE Index(ii)   20.33%          --                       --                    12/31/98, to correspond
-------------------------------------------------------------------------            with class B and C
                                                                                     inception date.
FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.
                                                                                Management fees are payable to
---------------------------------------------------------------------------     Lord Abbett for the fund's
Fee table                                                                       investment management.
---------------------------------------------------------------------------
                                                                                12b-1 fees refer to fees
                                       Class A   Class B   Class C   Class P    incurred for activities that are
                                                                                primarily intended to result in
Shareholder Fees (Fees paid directly from your investment)                      the sale of fund shares and
----------------------------------------------------------------------------    service fees for shareholder
Maximum Sales Charge on Purchases                                               account service and maintenance.
(as a % of offering price)              5.75%      none      none      none
----------------------------------------------------------------------------    Other expenses include fees paid
Maximum Deferred Sales Charge                                                   for miscellaneous items such as
(See "Purchases")                       none      5.00%(3)   1.00%     none     transfer agency, legal and share
----------------------------------------------------------------------------    registration fees.
Annual Fund Operating Expenses (Expenses deducted from fund assets)
(as a % of average net assets)(1)                                               ---------------------------------
----------------------------------------------------------------------------
Management Fees (See "Management")      0.75%      0.75%     0.75%     0.75%    (1)  The annual fund operating
----------------------------------------------------------------------------         expenses have been restated
Distribution and Service (12b-1)                                                     from fiscal year amounts to
Fees(2)                                 0.35%      1.00%     1.00%     0.45%         reflect current fees.
----------------------------------------------------------------------------
Other Expenses (See "Management")       0.31%     0.31%      0.31%     0.31%
----------------------------------------------------------------------------
Total Operating Expenses                1.41%     2.06%      2.06%     1.51%
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Expense example                                                                 (2)  Because 12b-1 distribution
----------------------------------------------------------------------------         fees (up to: 0.10%- class
This example, like that in other funds' prospectuses, assumes a $10,000              A; 0.75%- classes B and C;
initial investment at maximum sales charge, if any, 5% total return each             and 0.25%- class P) are
year and no changes in expenses. You pay the following expenses over the             paid out on an on-going
course of each period shown if you sell your shares at the end of the                basis, over time they will
period, although your actual cost may be higher or lower. The expenses               increase the cost of your
include any applicable contingent deferred sales charges.                            investment and may cost you
                                                                                     more than paying other
Share class             1 Year     3 Years      5 Years     10 Years                 types of sales charges.
Class A shares          $710       $995         $1,302      $2,171                   Service fees under each
------------------------------------------------------------------                   class's 12b-1 Plan equal up
Class B shares(3)       $709       $945         $1,308      $2,225                   to 0.25%, except 0.20%-
------------------------------------------------------------------                   class P.
Class C shares          $309       $645         $1,108      $2,391              (3)  Class B shares will convert
------------------------------------------------------------------                   to class A shares on the
Class P shares          $153       $477         $824        $1,804                   eighth anniversary of your
------------------------------------------------------------------                   original purchase of class
You would pay the following expenses on the same investment, assuming you kept       B shares.
your shares.

Class A shares         $710        $995         $1,302      $2,171
------------------------------------------------------------------
Class B shares(3)      $209        $645         $1,108      $2,225
------------------------------------------------------------------
Class C shares         $209        $645         $1,108      $2,391
------------------------------------------------------------------
Class P shares         $153        $477         $824        $1,804
------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.

                                                                  The Funds  5

                                               World Bond-Debenture Fund

GOAL / APPROACH

The fund's investment objective is high current income and the opportunity for capital appreciation. The fund seeks unusual values, particularly in lower-rated debt securities, some of which are convertible into common stocks or have warrants to purchase common stocks. Typically, in choosing debt securities, we look for companies using the following process:

Quantitative research is performed to evaluate economic, political and          High-yield debt securities or
market factors to uncover value among economic regions and individual           "junk bonds" typically pay a
countries.                                                                      higher yield than
                                                                                investment-grade bonds. Junk
Fundamental research is used to determine asset allocation strategies           bonds have a higher risk of
for high-yield corporate bonds, high-grade corporate and government             default than investment grade
issues, equity-related securities, such as convertible bonds and                bonds and their prices can be
emerging market debt.                                                           much more volatile.

Normally, the fund invests at least 65% of its assets in bonds and/or           Warrants are a type of security
debentures. Its total assets will be invested in securities primarily           usually issued with a bond that
traded in at least three different countries, including the United              entitles the holder to buy a
States. Except for this guideline, there are no limits on how much of           proportionate amount of common
the fund's assets may be invested in securities primarily invested in           stock at a certain price for a
any one country. The fund will keep at least 20% of its assets in               defined period.
investment grade debt securities, U.S. government securities, or cash or
cash equivalents. The fund may invest up to 35% of its assets in equity         Bonds are secured debt
securities, and may exceed this limit to avoid a loss on a conversion of        obligations of the issuer.
a convertible debt security.
                                                                                Debentures generally are
                                                                                unsecured debt obligations of
However, this guideline may not be followed for temporary defensive             the issuer.
periods when the fund believes it should invest entirely in domestic securities or in securities primarily traded in fewer than three such countries or in short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the fund from realizing its investment objective.


MAIN RISKS                                                                      World Bond-Debenture Fund is a
                                                                                nondiversified fund. This means
As with other bond funds, the value of your investment will change as           the fund may invest a greater
interest rates fluctuate. When interest rates rise, bond prices are             portion of its assets in, and
likely to decline, and when interest rates fall, bond prices tend to            own a greater amount of, the
rise.                                                                           voting securities of a single
                                                                                issuer than a diversified fund.
The market for lower-rated bonds is more limited than for higher-rated          This may expose the fund to
bonds and may be less liquid. Market prices of lower-rated bonds may            greater risk.
fluctuate more than those of higher-rated bonds, particularly in times
of economic change and stress. Objective pricing data for lower-rated           You should read this entire
bonds may be more limited than for higher-rated bonds and valuation of          prospectus, including "Other
such securities may be more difficult and require greater reliance upon         Investment Techniques," which
judgment.                                                                       concisely describes the other
                                                                                investment strategies and their
The risk of default generally is higher among lower-rated bonds, and            risks used by the fund.
because of this risk, your investment in the fund could lose money. For this reason, diversification and the research and analysis performed by
Lord Abbett are especially important in the selection of these bonds.
There is no assurance that losses will not occur.


Also, the foreign securities in which the fund invests are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign securities may trade on days when a fund does not value them so that fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductable withholding taxes and different accounting and settlement practices. Finally, because it invests in foreign securities, the fund faces the risk that unfavorable changes in currency exchange rates could reduce the fund's share price.

An investment in the fund is not a bank deposit. It is not FDIC-insured or government endorsed. It is not a complete investment program. You could lose money in the fund, but you also have the potential to make money.

6  The Funds

                                World Bond-Debenture Fund Symbols: Class A-WBDAX
                                                                   Class B-WBDBX
                                                                   Class C-WBDCX


PAST PERFORMANCE
The information below provides some indication of the risks of investing in the fund by comparing the fund's performance with a broad measure of market performance.


                           1998 5.5%                                             Past performance is not a
                                                                                 prediction of future results.
  Best Quarter 5.64%                         Worst Quarter -4.65%
The table below shows a comparison of the fund's class A, B and C                (i)   The date of inception for
average annual total return to that of the JP Morgan Emerging Market                   each class is: A
Bond Plus Index ("JPM Emerging Market Index"), the JP Morgan Global                    -12/18/97; B -12/19/97;
Government Bond Index ("JPM Global Gov't Bond Index") and the Merrill                  and C -12/19/97.
Lynch High Yield Master II Index ("Merrill Lynch HY Master Index"). Fund         (ii)  Performance for the
returns assume reinvestment of dividends and distributions and payment                 unmanaged JPM Emerging
of the maximum applicable front-end or deferred sales charge. All                      Market Index, JPM Global
periods end on December 31, 1998.                                                      Gov't Bond Index and
                                                                                       Merrill Lynch HY Master
                                                                                       Index do not reflect
Class                                  1 Year            Inception(i)                  transaction costs or
A                                      0.50%             1.54%                         management fees.
---------------------------------------------------------------------            (iii) Represents total return
B                                      0.76%             1.71%                         for the period 12/31/97 -
---------------------------------------------------------------------                  12/31/98, to correspond
C                                      4.96%             5.80%                         with class A, B and C
---------------------------------------------------------------------                  inception dates.
JPM Emerging Market Index(ii)        (14.35)%          (14.35)%(iii)
---------------------------------------------------------------------            Management fees are payable to
JPM Global Gov't Bond Index(ii)       15.31%            15.31%(iii)              Lord Abbett for the fund's
---------------------------------------------------------------------            investment management. Lord
Merrill Lynch HY Master Index(ii)      3.66%             3.66%(iii)              Abbett is currently waiving the
---------------------------------------------------------------------            management fee for World
FEES AND EXPENSES                                                                Bond-Debenture Fund. Lord Abbett
                                                                                 may stop waiving the management
This table describes the fees and expenses that you may pay if you buy           fee at any time. Total operating
and hold shares of the fund.                                                     expenses with the fee waiver are
                                                                                 0.80% (class A), 1.45% (class B
------------------------------------------------------------------------------   and C), and 0.90% (class P).
Fee table
------------------------------------------------------------------------------   12b-1 fees refer to fees
                                   Class A      Class B    Class C     Class P   incurred for activities that are
Shareholder Fees (Fees paid directly from your investment)                       primarily intended to result in
------------------------------------------------------------------------------   the sale of fund shares and
Maximum Sales Charge on Purchases                                                service fees for shareholder
(as a % of offering price)          4.75%       none       none        none      account service and maintenance.
------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                    Other expenses include fees paid
(See "Purchases")                   none        5.00%(3)   1.00%       none      for miscellaneous items such as
------------------------------------------------------------------------------   transfer agency, legal and share
Annual Fund Operating Expenses (Expenses deducted from fund assets)              registration fees.
(as a % of average net assets)(1)
------------------------------------------------------------------------------
Management Fees (See "Management")  0.75%       0.75%      0.75%       0.75%     -----------------------------------
------------------------------------------------------------------------------   (1)  The annual fund operating
Distribution and Service                                                              expenses have been restated
(12b-1) Fees(2)                     0.35%       1.00%      1.00%       0.45%          from fiscal year amounts to
------------------------------------------------------------------------------        reflect current fees.
Other Expenses (See "Management")   0.45%       0.45%      0.45%       0.45%     (2)  Because 12b-1 distribution
------------------------------------------------------------------------------        fees (up to: 0.10%- class
Total Operating Expenses            1.55%       2.20%      2.20%       1.65%          A; 0.75%- classes B and C;
------------------------------------------------------------------------------        and 0.25%- class P) are
------------------------------------------------------------------------------        paid out on an on-going
Expense example                                                                       basis, over time they will
------------------------------------------------------------------------------        increase the cost of your
                                                                                      investment and may cost you
This example, like that in other funds' prospectuses, assumes a $10,000               more than paying other
initial investment at maximum sales charge, if any, 5% total return each              types of sales charges.
year and no changes in expenses. You pay the following expenses over the              Service fees under each
course of each period shown if you sell your shares at the end of the                 class's 12b-1 Plan equal up
period, although your actual cost may be higher or lower. The expenses                to 0.25%, except 0.20%-
include any applicable contingent deferred sales charges.                             class P.
                                                                                 (3)  Class B shares will convert
Share class              1 Year       3 Years      5 Years       10 Years             to class A shares on the
Class A shares           $625         $941         $1,279        $2,235               eighth anniversary of your
--------------------------------------------------------------------------            original purchase of class
Class B shares(3)        $723         $988         $1,379        $2,371               B shares.
--------------------------------------------------------------------------
Class C shares           $323         $688         $1,179        $2,535
--------------------------------------------------------------------------
Class P shares           $168         $520         $897          $1,957
--------------------------------------------------------------------------

You would pay the following expenses on the same investment, assuming you kept your shares.

Class A shares           $625         $941         $1,279        $2,235
--------------------------------------------------------------------------
Class B shares(3)        $223         $688         $1,179        $2,371
--------------------------------------------------------------------------
Class C shares           $223         $688         $1,179        $2,535
--------------------------------------------------------------------------
Class P shares           $168         $520         $897          $1,957
--------------------------------------------------------------------------

This example is for comparison and is not a representation of the fund's actual expenses or returns, either past or present.




                                                                 The Funds  7

                                Your Investments


PURCHASES

This prospectus offers four classes of shares for each fund: classes A,
B, C and P (call 800 521-5129 to find out if P shares are available in your state). Although each fund has more than one class of shares, these different classes of shares represent investments in the same portfolio
of securities but are subject to different expenses. Our shares are             NAV per share for each class of
continuously offered. The offering price is based on the Net Asset Value        fund shares is calculated each
("NAV") per share next determined after we receive your purchase order          business day at the close of
submitted in proper form. A front-end sales charge is added to the NAV,         regular trading on the New York
in the case of the class A shares. There is no front-end sales charge,          Stock Exchange ("NYSE"). Each
although there is a CDSC in the case of the class B and C shares, as            fund is open on those business
described below.                                                                days when the NYSE is open.
                                                                                Purchases and sales of fund
You should read this section carefully to determine which class of              shares are executed at the NAV
shares represents the best investment option for your particular                next determined after the fund
situation. It may not be suitable for you to place a purchase order for         receives your order. In
class B shares of $500,000 or more or a purchase order for class C              calculating NAV, securities for
shares of $1,000,000 or more. You should discuss pricing options with           which market quotations are
your investment professional.                                                   available are valued at those
                                                                                quotations. Securities for which
For more information, see "Alternative Sales Arrangements" in the               such quotations are not
Statement of Additional Information.                                            available are valued at fair
                                                                                value under procedures approved
We reserve the right to withdraw all or any part of the offering made by        by the Board.
this prospectus or to reject any purchase order. We also reserve the
right to waive or change minimum investment requirements. All purchase          Share classes
orders are subject to our acceptance and are not binding until confirmed
or accepted in writing.                                                         Class A

                                                                                  normally offered with a front-
                                                                                  end sales charge
-----------------------------------------------------------------------
Front-End Sales Charges - Class A Shares                                        Class B
(Growth & Income Fund and International Fund)
-----------------------------------------------------------------------           no front-end sales charge,
                                                           To Compute             however, a contingent deferred
                       As a % of          As a % of      Offering Price           sales charge is applied to
Your Investment      Offering Price   Your Investment    Divide NAV by            shares sold prior to the sixth
-----------------------------------------------------------------------           anniversary of purchase
Less than $50,000        5.75%             6.10%             .9425                higher annual expenses than
-----------------------------------------------------------------------           class A shares
$50,000 to $99,999       4.75%             4.99%             .9525
-----------------------------------------------------------------------           automatically convert to class A
$100,000 to $249,999     3.75%             3.90%             .9625                shares after eight years
-----------------------------------------------------------------------
$250,000 to $499,999     2.75%             2.83%             .9725               Class C
-----------------------------------------------------------------------
$500,000 to $999,999     2.00%             2.04%             .9800                no front-end sales charge
-----------------------------------------------------------------------           higher annual expenses than
$1,000,000 and over   No Sales Charge                       1.0000                class A shares
-----------------------------------------------------------------------
                                                                                  a contingent deferred sales
                                                                                  charge is applied to shares sold
                                                                                  prior to the first anniversary
                                                                                  of purchase
------------------------------------------------------------------------
Front-End Sales Charges - Class A Shares                                        Class P
(World Bond-Debenture Fund only)
------------------------------------------------------------------------          available to certain pension or
                                                           To Compute             retirement plans and pursuant to
                         As a % of         As a % of     Offering Price           a Mutual Fund Advisory Program
Your Investment       Offering Price   Your Investment   Divide NAV by
------------------------------------------------------------------------
Less than $50,000         4.75%            4.99%             .9525
------------------------------------------------------------------------
$50,000 to $99,999        4.75%            4.99%             .9525
------------------------------------------------------------------------
$100,000 to $249,999      3.75%            3.90%             .9625
------------------------------------------------------------------------
$250,000 to $499,999      2.75%            2.83%             .9725
------------------------------------------------------------------------
$500,000 to $999,999      2.00%            2.04%             .9800
------------------------------------------------------------------------
$1,000,000 and over     No Sales Charge                     1.0000
------------------------------------------------------------------------

8  Your Investment

Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following:

   Rights of Accumulation -- A Purchaser can apply the value (at public offering price) of the shares already owned to a new purchase of class A shares of any Eligible Fund in order to reduce the sales
   charge.                                                                      * These categories may be
                                                                                  subject to a Contingent Deferred
   Statement of Intention -- A Purchaser of class A shares can purchase           Sales Charge ("CDSC").
   additional shares of any Eligible Fund over a 13-month period and
   receive the same sales charge as if all shares were purchased at             CDSC regardless of class, is not
   once. Shares purchased through reinvestment of dividends or                  charged on shares acquired
   distributions are not included. A statement of intention can be              through reinvestment of
   backdated 90 days. Current holdings under rights of accumulation can         dividends or capital gains
   be included in a statement of intention.                                     distributions and is charged on
                                                                                the original purchase cost or
For more information on eligibility for these privileges, read the applicable   the current market value of the
sections in the attached application.                                           shares at the time they are
                                                                                being sold, whichever is lower.
Class A Share Purchases Without A Front-End Sales Charge. Class A shares        In addition, repayment of loans
may be purchased without a front-end sales charge under any of the              under Retirement Plans and
following:                                                                      403(b) plans will constitute new
                                                                                sales for purposes of assessing
   purchases of $1 million or more*                                             the CDSC. To determine if a CDSC
                                                                                applies to a redemption, the
   purchases by Retirement Plans with at least 100 eligible employees*          fund redeems shares in the
                                                                                following order:
   purchases under a Special Retirement Wrap Program*
                                                                                1. shares acquired by
   purchases made with dividends and distributions on class A shares of            reinvestment of dividends and
   another Eligible Fund                                                           capital gains

   purchases representing repayment under the loan feature of the Lord          2. shares held for six years or
   Abbett-sponsored prototype 403(b) plan for class A shares                       more (class B) or two years or
                                                                                   more after the month of purchase
   purchases by employees of any consenting securities dealer having a             (class A) or one year or more
   sales agreement with Lord Abbett Distributor                                    (class C)

   purchases under a Mutual Fund Advisory Program                               3. shares held the
                                                                                   longest before the sixth
   purchases by trustees or custodians of any pension or profit sharing            anniversary of their purchase
   plan, or payroll deduction IRA for employees of any consenting                  (class B) or before the second
   securities dealer having a sales agreement with Lord Abbett                     anniversary after the month of
   Distributor                                                                     purchase (class A) or before the
                                                                                   first anniversary of their
See the Statement of Additional Information for a listing of other                 purchase (class C)
categories of purchasers who qualify for class A share purchases without a front-end sales charge.
                                                                                Retirement Plans include
Class A Share CDSC. If you buy class A shares under one of the starred          employer-sponsored retirement
(*) categories listed above and you redeem any of them within 24 months         plans under the Internal Revenue
after the month in which you initially purchased them, the fund normally        Code, excluding Individual
will collect a CDSC of 1%.                                                      Retirement Accounts.

The class A share CDSC generally will be waived for the following:              Lord Abbett Distributor LLC
                                                                                ("Lord Abbett Distributor") acts
   benefit payments such as Retirement Plan loans, hardship withdrawals,        as agent for the funds to work
   death, disability, retirement, separation from service or any excess         with investment professionals
   distribution under Retirement Plans (documentation may be required)          that buy and/or sell shares of
                                                                                the funds on behalf of their
   redemptions continuing as investments in another fund participating          clients. Generally, Lord Abbett
   in a Special Retirement Wrap Program                                         Distributor does not sell fund
                                                                                shares directly to investors.
Class B Share CDSC. The CDSC for class B shares normally applies if you
redeem your shares before the sixth anniversary of their initial                Benefit Payment Documentation.
purchase. The CDSC declines the longer you own your shares, according to        (Class A only)
the following schedule:
                                                                                under $50,000 - no documentation
                                                                                necessary

                                                                                over $50,000 - reason for
                                                                                benefit payment must be received
                                                                                in writing. Use the address
                                                                                indicated under "Opening Your
                                                                                Account."

                                                              Your Investment 9

--------------------------------------------------------------------------
Contingent Deferred Sales Charge - Class B Shares
--------------------------------------------------------------------------
Anniversary(1) of                     Contingent Deferred Sales Charge
the day on which the                  on redemption (as % of amount
purchase order was accepted           subject to charge)                        Important Information. You may
---------------------------------------------------------------------------     be subject to a $50 penalty
On                           Before                                             under the Internal Revenue Code
---------------------------------------------------------------------------     if you do not provide a correct
                              1st                   5.0%                        taxpayer identification number
---------------------------------------------------------------------------     (Social Security Number for
1st                           2nd                   4.0%                        individuals) or make certain
---------------------------------------------------------------------------     required certifications. In
2nd                           3rd                   3.0%                        addition, we may be required to
---------------------------------------------------------------------------     withhold from your account and
3rd                           4th                   3.0%                        pay to the U.S. Treasury 31% of
---------------------------------------------------------------------------     any redemption proceeds and any
4th                           5th                   2.0%                        dividend or distribution from
---------------------------------------------------------------------------     your account.
5th                           6th                   1.0%
---------------------------------------------------------------------------
on or after the 6th(2)                              None
---------------------------------------------------------------------------

(1) For class B and C shares, anniversary is the 365th day subsequent to a purchase or a prior anniversary, starting with the day of purchase.
(2) Class B shares will automatically convert to class A shares on the eighth anniversary of the purchase of class B shares.

The class B share CDSC generally will be waived under any one of the following:

   benefit payments such as Retirement Plan loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

   Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts death of the shareholder (natural person)

   redemptions of shares in connection with Div-Move and Systematic
   Withdrawal Plans (up to 12% per year)

See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to class B shares.

Class C Share CDSC. The 1% CDSC for class C shares normally applies if you redeem your shares before the first anniversary of your original purchase.

Class P Shares. Class P shares have lower annual expenses than class B and class
C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Advisory Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the fund on behalf of the class P shareholders.

OPENING YOUR ACCOUNT

MINIMUM INITIAL INVESTMENT

   Regular account                             $1,000

   Individual Retirement Accounts and
   403(b) Plans under the Internal
   Revenue Code                                 $250

   Uniform Gift to Minor Account                $250

For Retirement Plans and Mutual Fund Advisory Programs, no minimum investment is required, regardless of share class.


10  Your Investment

You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to assure your order will be accepted.

Name of Fund
P.O. Box 419100
Kansas City, MO 64141

Proper Form. An order submitted directly to the fund must contain: (1) a completed application, and (2) payment by check. For more information regarding proper form of a purchase order, call the fund at 800-821-5129. Payment must be credited in U.S. dollars to our custodian bank's account.

By Exchange. Telephone the fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

By Broker. Call your investment professional for directions on how to redeem your shares.

By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative can call the fund at 800-821-5129.

By Mail. Submit a written redemption request indicating, the name(s) in which the account is registered, the fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

Include all necessary signatures. If the signer has any Legal Capacity,         Eligible Guarantor is any broker
the signature and capacity must be guaranteed by an Eligible Guarantor.         or bank that is a member of the
Certain other legal documentation may be required. For more information         Medallion Stamp Program. Most
regarding proper documentation call 800-821-5129.                               major securities firms and banks
                                                                                are members of this program. A
Normally a check will be mailed to the name and address in which the            notary public is not an eligible
account is registered (or otherwise according to your instruction)              guarantor.
within three business days after receipt of your redemption request.
Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Redemption requests for shares initially purchased by check will not be honored for up to 15 days, unless we are assured that the check has cleared earlier.


To determine if a CDSC applies to a redemption, see "Class A share
CDSC," "Class B share CDSC" or "Class C share CDSC."

DISTRIBUTIONS AND TAXES

Each fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized. Growth and Income Fund expects to pay its shareholders dividends on investment income, if any, semi-annually, the International Fund annually, and the World Bond-Debenture Fund monthly. If a capital gain distribution is declared, it will be paid annually. Your distributions will be reinvested in your fund unless you instruct the fund to pay them to you in cash. There are no sales charges on reinvestments.

                                                              Your Investment 11

The tax status of distributions is the same for all shareholders regardless of how long they have been in the fund or whether distributions are reinvested or paid in cash. In general, distributions are taxable as follows:

-------------------------------------------------------------------             Taxes on Transactions. The chart
Federal Taxability Of Distributions                                             at left also can provide a "rule
                                                                                of thumb" guide for your
Type of              Tax rate for         Tax rate for                          potential U.S. federal income
distribution         15% bracket          28% bracket and above                 tax liability when selling or
-------------------------------------------------------------------             exchanging fund shares. The
Income                                    Ordinary Income                       second row, "Short-term capital
dividends            15%                  Rate                                  gains," applies to fund shares
-------------------------------------------------------------------             sold within 12 months of
Short-term                                Ordinary Income                       purchase. The third row,
capital gains        15%                  Rate                                  "Long-term capital gains,"
-------------------------------------------------------------------             applies to shares held for more
Long-term                                                                       than 12 months.
capital gains        10%                  20%
-------------------------------------------------------------------             Starting January 1, 2001, sales
Except in tax-advantaged accounts, any sale or exchange of fund shares          of securities held for more than
may be a taxable event.                                                         five years will be taxed at
                                                                                special lower rates.
Annual Information -- Information concerning the tax treatment of
dividends and other distributions will be mailed to shareholders each           Any gains realized on a fund's
year. Each fund will also provide annually to its shareholders                  transactions in options and
information regarding the source of dividends and distributions of              financial futures will be
capital gains by that fund. Because everyone's tax situation is unique,         treated as taxable long- or
you should consult your tax adviser regarding the treatment of those            short-term capital gains.
distributions under the federal, state and local tax rules that apply to you as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES
Buying or selling shares automatically is easy with the services                Lord Abbett offers a variety of
described below. With each service, you select a schedule and amount,           Retirement Plans. Call
subject to certain restrictions. You can set up most of these services          800-253-7299 for information
when filling out your application or by calling 800-821-5129.                   about:

---------------------------------------------------------------------------        Traditional, Rollover, Roth
For investing                                                                      and Education IRAs

Invest-A-Matic   You can make fixed, periodic investments ($50 minimum) into       Simple IRAs, SEP-IRAs, 401(k)
(Dollar-cost     your fund account by means of automatic money transfers           and 403(b) accounts
averaging)       from your bank checking account. See the attached application
                 for instructions.                                                 Defined Contribution Plans

Div-Move You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund
                 ($50 minimum).

For selling shares

Systematic      You can make regular withdrawals from most Lord Abbett funds.
Withdrawal      Automatic cash withdrawals can be paid to you from your account
Plan ("SWP")    in fixed or variable amounts. To establish a plan, the value of your shares must be at least $10,000, except for Retirement
                Plans for which there is no minimum. Your shares must be in non-certificate form.

Class B Shares  The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the fund for assistance in minimizing the CDSC in this situation.

Class B and     Redemption proceeds due to a SWP for class B and class C
C Shares        shares will be redeemed in the order described under
                "Contingent Deferred Sales Charges" under "Purchases."
------------------------------------------------------------------------------

12  Your Investment


OTHER SERVICES
Telephone Investing. After we have received the attached application
(selecting "yes" under Section 7C and completing Section 7), you can instruct us by phone to have money transferred from your bank account to
purchase shares of the fund for an existing account. The fund will              Telephone Transactions. You have
purchase the requested shares when it receives the money from your bank.        this privilege unless you refuse
                                                                                it in writing. For your
Telephone Exchanges. You or your investment professional, with proper           security, telephone transaction
identification, can instruct your fund by telephone to exchange shares          requests are recorded. We will
of any class for shares of the same class of any Eligible Fund by               take measures to verify the
calling 800-821-5129. The fund must receive instructions for the                identity of the caller, such as
exchange before the close of the NYSE on the day of your call. If you           asking for your name, account
meet this requirement, you will get the NAV per share of the Eligible           number, social security or
Fund determined on that day. Exchanges will be treated as a sale for            taxpayer identification number
federal tax purposes. Be sure to read the current prospectus for any            and other relevant information.
fund into which you are exchanging.                                             The funds will not be liable for
                                                                                following instructions
Reinvestment Privilege. If you sell shares of the fund, you have a one          communicated by telephone that
time right to reinvest some or all of the proceeds in the same class of         they reasonably believe to be
any Eligible Fund within 60 days without a sales charge. If you paid a          genuine.
CDSC when you sold your shares, you will be credited with the amount of
the CDSC. All accounts involved must have the same registration.                Transactions by telephone may be
                                                                                difficult to implement in times
Account Statements. Every Lord Abbett investor automatically receives           of drastic economic or market
quarterly account statements.                                                   change.

Householding. Shareholders with the same last name and address will             Exchanges by telephone should
receive a single copy of a prospectus and an annual or semi-annual              not be used to take advantage of
report, unless additional reports are specifically requested in writing         short-term swings in the market.
to the fund.                                                                    The funds reserve the right to
                                                                                limit or terminate this
Account Changes. For any changes you need to make to your account,              privilege for any shareholder
consult your investment professional or call the fund at 800-821-5129.          making frequent exchanges or
                                                                                abusing the privilege and may
Systematic Exchange. You or your investment professional can establish a        revoke the privilege for all
schedule of exchanges between the same classes of any Eligible Fund.            shareholders upon 60 days'
                                                                                written notice.
SALES CHARGES AND SERVICE FEES
Sales and Service Compensation. As part of its plan for distributing shares, each fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the fund's shares and service its shareholder accounts.

Sales compensation originates from two sources: sales charges and 12b-1         12b-1 fees are payable
distribution fees that are paid out of each fund's assets. Service              regardless of expenses. The
compensation originates from 12b-1 service fees. The 12b-1 fee rates            amounts payable by a fund need
vary by share class, according to the Rule 12b-1 plan adopted by each           not be directly related to
fund. The sales charges and 12b-1 fees paid by investors are shown in           expenses. If Lord Abbett
the class-by-class information under "Fees and Expenses" and                    Distributor's actual expenses
"Purchases." The portion of these expenses that is paid as sales and            exceed the fee payable to it, a
service compensation to Authorized Institutions, such as your dealer, is        fund will not have to pay more
shown in the charts at the end of this prospectus. The portion of such          than that fee. If Lord Abbett
sales and service compensation paid to Lord Abbett Distributor is               Distributor's expenses are less
discussed under "Sales Activities" and "Service Activities." Sometimes          than the fee it receives, Lord
we do not pay sales and service compensation where tracking data is not         Abbett Distributor will keep the
available for certain accounts or where the Authorized Institution              full amount of the fee.
waives part of the compensation.

We may pay Additional Concessions to Authorized Institutions from time to time.

Sales Activities. We may use 12b-1 distribution fees to pay Authorized
Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a fund's class A and class C shares for activities which are primarily intended to result in the sale of such class

                                                             Your Investment 13

A and class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. We may pay Rule 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

MANAGEMENT

The funds' investment adviser is Lord, Abbett & Co., 767 Fifth Avenue, New York, NY 10153-0203. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $28 billion in more than 35 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the funds, see the Statement of Additional Information.

Each fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the fiscal year ended October 31, 1998, the fee paid to Lord Abbett was at an annual rate of .75 of 1% for each the Growth & Income Fund and International Fund. Lord Abbett has waived its management fee for the World Bond-Debenture Fund. In addition, the funds pay all expenses not expressly assumed by Lord Abbett.

Lord Abbett uses teams of portfolio managers and analysts acting together to manage the funds' investments.

Growth and Income Fund. Robert G. Morris, Partner of Lord Abbett, heads the team, the senior members of which are W. Thomas Hudson, Jr., Partner of Lord Abbett, and Eli Salzman. Messrs. Morris and Hudson have been with Lord Abbett for more than five years. Mr. Salzman joined Lord Abbett in 1997; prior to that he was a Vice President with Mutual of America Capital Corp. from 1996 to 1997, and was a Vice President at Mitchell Hutchins Asset Management, Inc. from 1986 to 1996.

International Fund. Christopher J. Taylor is Managing Director of the sub-adviser of the fund, Fuji-Lord Abbett International Ltd., of which Lord Abbett is a minority owner (formerly named Fuji Investment Management Co. (Europe) Ltd.). Mr. Taylor heads the team, the senior member of which is Simon Steele, U.K. Equity Fund Manager. Mr. Steele joined Fuji Investment Co. (Europe) Ltd. in 1996 and previously was responsible for the WH Smith Pension Trust's U.K. Equities as well as the whole fund's International Asset allocation. Mr. Taylor has been employed by the sub-adviser and its predecessor companies since 1987.

World Bond-Debenture Fund. Zane E. Brown, Partner of Lord Abbett, heads the team, the senior members of which are Christopher J. Towle, Timothy
W. Horan, Jerald M. Lanzotti and Fernando B. Saldanha. Mr. Brown and Mr. Towle have each been with Lord Abbett for over five years. Mr. Horan joined Lord Abbett in 1996; prior to that he was a member of Senior Management at Credit Suisse from 1994-1996. Mr. Lanzotti joined Lord Abbett in 1996; prior to that he was an Associate in Global Fixed Income at Deutsche Morgan Grenfell from 1993-1996. Mr. Saldanha joined Lord Abbett in 1998; prior to that he was a Senior Financial Officer at World Bank from 1988-1998.


14  Your Investment

                          For More Information

OTHER INVESTMENT TECHNIQUES

This section describes some of the investment techniques that might be used by the funds and their risks.

Adjusting Investment Exposure. Each fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, swap agreements including interest rate swaps, caps, floors, collars and rights and warrants. The funds may use these transactions to change the risk and return characteristics of each fund's portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with the fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in a loss if the counterparty to a transaction does not perform as promised.

Borrowing. Each fund may borrow from banks. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. Each fund may borrow only for temporary or emergency purposes, and not in an amount exceeding 33 1/3% of its total assets.

Closed-end Investment Companies. Each fund may invest in shares of closed-end investment companies if bought in the primary or secondary market with a fee or commission no greater than the customary broker's commission.

Depository Receipts. The International Fund may invest in Depository Receipts which are securities, typically issued by a financial institution (a "depository"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer (the "underlying issuer") and deposited with the depository. Generally, Depository Receipts in registered form are designed for use in U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. The fund may invest in sponsored and unsponsored Depository Receipts. For purposes of the International Fund's investment policies, investments in Depository Receipts will be deemed to be investments in the underlying securities.

Diversification. Growth & Income Fund and International Fund are diversified funds. This means that with respect to 75% of their total assets, they will not purchase a security if, as a result, more than 5% of a fund's total assets would be invested in securities of a single issuer or the fund would hold more than 10% of the outstanding voting securities of the issuer.

Equity Securities. These include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a corporation. Although equity securities have a history of long-term growth in their value, their prices fluctuate based on changes in a company's financial condition and on market and economic conditions.

Foreign Currency Hedging Techniques. Although the International Fund and World Bond-Debenture Fund do not normally engage in extensive currency hedging, they may use currency forwards and options to hedge the risk to the portfolio if they expect that



                                                        For More Information 15
foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow a fund to lock in a specified exchange rate for a period of time. If the fund's forecast proves to be wrong, such a hedge may cause a loss. Also, it may be difficult or impractical to hedge currency risk in many emerging countries. The funds generally will not enter into a forward contract with a term greater than one year. Under some circumstances, a fund may commit a substantial portion or the entire value of its portfolio to the completion of forward contracts. Although such contracts will be used primarily to protect the fund from adverse currency movements, their use involves the risk Lord Abbett will not accurately predict currency movement, and the fund's return could be reduced.

Foreign Securities. The International Fund and the World Bond-Debenture Fund may invest all of their assets in foreign securities; the Growth and Income Fund may invest 10% of its assets in foreign securities. These securities are not subject to the same degree of regulation and may be more volatile and less liquid than securities traded in major U.S. markets. This affects block trading. Foreign portfolio securities trade on days when a fund does not value them. Fund share prices could be affected on days an investor cannot purchase or sell shares. Other risks include less information on public companies, banks and governments; political and social instability; expropriations; higher transaction costs; currency fluctuations; nondeductible withholding taxes and different accounting and settlement practices.

Options and Financial Futures Transactions. The International Fund may deal in options on securities, and securities indices, and financial futures transactions, including options on financial futures to increase or decrease its exposure to changing securities prices or interest rates or for bona fide hedging purposes. The fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

The International Fund will not enter into any futures contracts, or options thereon, if the aggregate market value of the securities covered by futures contracts plus options on such financial futures exceeds 50% of the fund's total assets.

In addition, the use of options and financial futures transactions to achieve a fund's investment objective could result in a loss due to unanticipated market conditions and could increase the volatility of the fund. These transactions may involve a small investment of cash relative to the risks assured.

High Yield Debt Securities. The World Bond-Debenture Fund may invest substantially all of its assets and the Growth & Income Fund may invest up to 5% of its net assets measured at the time of investment in high yield debt securities. High yield debt securities or "junk bonds" are rated BB/Ba or lower and typically pay a higher yield than investment grade debt securities. These bonds have a higher risk of default than investment grade bonds and their prices can be much more volatile.

Illiquid Securities. Each fund may invest up to 15% of its assets in illiquid securities. These securities include those that are not traded on the open market or that trade irregularly or in very low volume. They may be difficult or impossible to sell at the time and price the fund would like.

Investment Funds. The International Fund may invest (normally not more than 5% of the fund's total assets) in investment funds. Some emerging countries have laws and regulations that currently preclude direct foreign investment in the securities of their


16 For More Information
companies. However, indirect foreign investment in the securities of such countries is permitted through investment funds which have been specifically authorized. If the fund invests in such investment funds, the fund's shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of Lord Abbett), but also will indirectly bear similar expenses of the underlying investment funds.

Investment Grade Debt Securities. These are debt securities which are rated in one of the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, or are unrated but determined by Lord Abbett to be equivalent in quality.

Portfolio Securities Lending. Each fund may lend securities to broker-dealers and financial institutions, as a means of earning income. This practice could result in a loss or delay in recovering a fund's securities, if the borrower defaults. Each fund will limit its securities loans to 33 1/3% of its total assets.

Repurchase Agreements. Each fund may enter into Repurchase Agreements. In a Repurchase Agreement, a fund buys a security at one price from a broker-dealer or financial institution and simultaneously agrees to sell the same security back to the same party at a higher price in the future. If the other party to the agreement defaults or becomes insolvent, a fund could lose money.

U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

When-Issued or Delayed Delivery Transactions. Each fund may purchase or sell securities with payment and delivery taking place as much as a month or more later. A fund would do this in an effort to buy or sell the securities at an advantageous price and yield. The securities involved are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, their market value may be less than the purchase price. Also, if a fund commits a significant amount of assets to when-issued or delayed delivery transactions, it may increase the volatility of the fund's net asset value.

GLOSSARY OF SHADED TERMS

Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from a fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

In selecting dealers to execute portfolio transactions for a fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "authorized institutions." Lord Abbett Distributor is an Authorized Institution.


                                                        For More Information 17

Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such a fund is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and
(4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF")
(except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying
Lord Abbett Distributor as to certain omnibus account and other criteria.

Eligible Mandatory Distributions. If class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

Eurodollar. U.S. currency held in banks outside the United States, mainly in Europe, and commonly used for settling international transactions. Some securities are issued in Eurodollars--that is, with a promise to pay interest in dollars deposited in foreign bank accounts.

Legal Capacity. This term refers to the authority of an individual to           Guaranteed signature. An acceptable
act on behalf of an entity or other person(s). For example, if a                form of guarantee would be as
redemption request were to be made on behalf of the estate of a deceased        follows:
shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal
capacity to act for the estate of the deceased shareholder because he is         In the case of the estate -
the executor of the estate, then the request must be executed as                     Robert A. Doe
follows: Robert A. Doe, Executor of the Estate of John W. Doe. That                  Executor of the Estate of
signature using that capacity must be guaranteed by an Eligible                      John W. Doe
Guarantor.

To give another example, if a redemption request were to be made on                  [Date]
behalf of the ABC Corporation by a person (Mary B. Doe) who has the
legal capacity to act on the behalf of the corporation, because she is          SIGNATURE GUARANTEED
the president of the corporation, the request must be executed as               MEDALLION GUARANTEED
follows: ABC Corporation by Mary B. Doe, President. That signature using        Name of Guarantor
that capacity must be guaranteed by an Eligible Guarantor.                          [signature illegible]
                                                                                --------------------------------
Mutual Fund Advisory Program. Certain unaffiliated authorized brokers,          (960)                  X9003470
dealers, registered investment advisers or other financial institutions         SECURITIES TRANSFER AGENTS
who either (a) have an arrangement with Lord Abbett Distributor in              MEDALLION PROGRAM'TM'
accordance with certain standards approved by Lord Abbett Distributor,                                       SR
providing specifically for the use of our shares (and sometimes
providing for acceptance of orders for such shares on our behalf) in              In the case of the corporation -
particular investment products made available for a fee to clients of             ABC Corporation
such broker-dealers, registered investment advisers and other financial
institutions, or (b) charge an advisory consulting or other fee for                  Mary B. Doe
their services and buy shares for their own accounts or the accounts of              By Mary B. Doe, President
their clients.
                                                                                     [Date]
Purchaser. The term "purchaser" includes: (i) an individual; (ii) an
individual and his or her spouse and children under the age of 21; and          SIGNATURE GUARANTEED
(iii) a trustee or other fiduciary purchasing shares for a single trust         MEDALLION GUARANTEED
estate or single fiduciary account (including a pension, profit-sharing,        Name of Guarantor
or other employee benefit trust qualified under Section 401 of the                  [signature illegible]
Internal Revenue Code -- more than one qualified employee benefit trust         --------------------------------
of a single employer, including its consolidated subsidiaries, may be           (960)                  X9003470
considered a single trust, as may qualified plans of multiple employers         SECURITIES TRANSFER AGENTS
registered in the name of a single bank trustee as one account),                MEDALLION PROGRAM'TM'
although more than one beneficiary is involved.                                                              SR

Special Retirement Wrap Program. This is a program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Advisory Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE                                                              Year 2000 Issues. Each fund
                                                                                could be adversely affected if
Growth and Income Fund. While anticipating a slowing of corporate               the computers used by each fund
earnings might move stock prices lower during the second half of the            and their service providers do
fund's fiscal year, investor concern over economic problems abroad              not properly process and
resulted in significant declines across nearly all equity sectors. The          calculate date-related
fund's value approach to stock selection did not spare it from declining        information from and after
during the stock market downturn.                                               January 1, 2000.

The economy continues to slow, and the financial markets have shown             While year 2000-related computer
increased volatility over concerns regarding earnings shortfalls and            problems could have a negative
evidence of a global credit crunch. However, our expectation for the            effect on each fund, Lord Abbett
U.S. economy at this time is not recession, but rather that we have             is working to avoid such
reached an inflection point of slower growth. Consumer activity                 problems and has assurances from
continues to provide support for growth with gains in job creation,             each fund's service providers
income and spending. Business spending is an area of greater concern.           that they are taking similar
Recession abroad is likely to reduce exports and have a flattening              steps. However, because the
effect on corporate profit growth. Overall, gross domestic product is           problem is unprecedented and
likely to grow at an annual rate of approximately 1.5 - 2.0% during the         efforts to identify and fix any
next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing        problems are ongoing, we don't
growth and continuing low inflation. As the fund's new fiscal year              know whether these efforts will
begins, the market is still anticipating some additional easing by the          be successful. Accordingly, each
Federal Reserve, a view with which we concur. In sum, it is our view            fund may be adversely affected.
that the underpinnings of sound equity markets remain in place, and the price declines of the third quarter created more opportunities for long-term investors.

International Fund. During the fund's fiscal year, its investment strategy of holding a relatively concentrated portfolio of industry-leading companies bought at low valuation levels means that we have utilized the recent period of market weakness to steadily add to existing positions.

In addition, the fund was not invested in the emerging and Far Eastern markets, but was instead concentrated primarily in Europe and Canada.
This, in addition to the fund's superior stock selection, contributed to the last fiscal year's high performance. Throughout this period, portfolio turnover remained low. We used new purchase monies to add to our existing holdings during this period. As a result, there was very little actual change to our list. Throughout this period, portfolio turnover remained low.

World Bond-Debenture Fund. A further slowdown in the Asian economies spread deflationary pressures to the rest of the world, setting the stage for the lower global interest rates and increased currency volatility. Even the U.S. economy which has served as the engine for global economic growth over the last eight years, began to show signs of a slow-down. Against this backdrop, new governments, taking office in both developed and developing countries have been working to promote growth and reduce unemployment. In this environment, the fund has endeavored to capture value across a variety of asset classes while limiting the downside risk from volatile markets. High-quality assets tended to outperform during much of the most recent fiscal year as markets discounted the prospect of lower rates in a flight to quality.
The fund -- with its limited exposure to emerging market -- was able to hold its own in a falling market by maintaining exposure to the U.S. and European high-yield markets as well as to high-grade markets. However, as difficulties in various emerging markets become resolved, a prudent reassessment of investment opportunities in such markets will be required.
                                                       For More Information 19








                                                            Growth & Income Fund

                           Financial Information

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated.
"Total return" shows how much your investment in the fund would have increased
(or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche
LLP, the fund's independent auditors, in conjunction with their annual audit of the fund's financial statements. Financial statements for the fiscal year ended
October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available on request. Certain information reflects financial results for a single fund share.

-------------------------------------------------------------------------------
                                 Class A Shares
                          -----------------------------------------------------
                             Year Ended October 31,
Per Share Operating Performance:                1998        1997        1996(a)
Net asset value, beginning of period            $8.79       $7.09       $6.50
---------------------------------------------------------------------------------
Income from investment operations
---------------------------------------------------------------------------------
        Net investment income                     .057        .093        .028
---------------------------------------------------------------------------------
        Net realized and unrealized
                gain on investments               .928       1.781        .589
---------------------------------------------------------------------------------
Total from investment operations                  .985       1.874        .617
---------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------
        Dividends from net investment income     (.035)      (.099)      (.027)
---------------------------------------------------------------------------------
        Distributions from net realized gain     (.590)      (.075)        --
---------------------------------------------------------------------------------
Net asset value, end of period                  $9.15       $8.79       $7.09
---------------------------------------------------------------------------------
Total Return(b)                                 11.97%      26.78%      12.10%(d)
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------
        Expenses                                 1.22%       1.29%       0.39%(d)
---------------------------------------------------------------------------------
        Net investment income                    0.88%       1.15%       0.40%(d)
---------------------------------------------------------------------------------

                                                  Class B Shares                   Class C Shares
                                               --------------------------------------------------------------------
                                               Year Ended October 31,           Year Ended October 31,
                                               --------------------------------------------------------------------
Per Share Operating Performance:                1998      1997(a)         1998    1997    1996     1995    1994(a)
Net asset value, beginning of period            $8.80     $8.20           $8.80   $7.09   $6.04    $5.07   $5.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------------
        Net investment income                      --(c)     --(c)          .011    .032    .0949    .12     .089
--------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized
                gain on securities                .92       .60             .889   1.790   1.0986    .97     .041
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .92       .60             .900   1.822   1.1935   1.09     .130
--------------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------------
        Dividends from net investment income       --        --               --   (.037)  (.1035)  (.12)   (.06)
--------------------------------------------------------------------------------------------------------------------
        Distributions from net realized gain    (.590)       --            (.590)  (.075)  (.04)      --      --
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $9.13     $8.80           $9.11   $8.80   $7.09    $6.04   $5.07
--------------------------------------------------------------------------------------------------------------------
Total Return(b)                                 11.17%     7.19%(d)       10.94%  26.24%  20.02%   21.83%   2.62%(d)
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------------
        Expenses, including waiver               1.98%     0.86%(d)        1.98%   2.05%   1.55%    1.16%   0.61%(d)
--------------------------------------------------------------------------------------------------------------------
        Expenses, excluding waiver               1.98%     0.86%(d)        1.98%   2.05%   2.01%    1.91%   1.94%(d)
--------------------------------------------------------------------------------------------------------------------
        Net investment income                    0.09%     0.01%(d)        0.12%   0.39%   1.36%    2.06%   2.03%(d)
--------------------------------------------------------------------------------------------------------------------


                                                                  Year Ended October 31,
                                                ---------------------------------------------------------------
Supplemental Data For All Classes:              1998          1997          1996          1995          1994
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000)                 $165,904      $142,992      $113,962      $32,770       $9,160
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          45.83%        36.37%        23.84%        23.17%        31.95%
---------------------------------------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: July 15, 1996 (class A); June 5, 1997 (class B); and January 3, 1994 (class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Amount less than $0.01.
(d) Not annualized.
    See Notes to Financial Statements.


20  Financial Information

                                                            Growth & Income Fund


LINE GRAPH COMPARISON


Immediately below is a comparison of a $10,000 investment in class C shares to the same investment in the S&P 500(R) Index, assuming reinvestment of all dividends and distributions.

 Year               Fund at NAV            S&P 500 Index
1994                10,262                 10,360                                   (1)  This shows total return
1995                12,502                 13,096
1996                15,006                 16,250
1997                18,943                 21,466
1998                21,015                 26,190                                    applicable to class C
--------------------------------------------------------------------                 shares, with all dividends
                Average Annual Total Return at Maximum Applicable                    and distributions
                Sales Charge for the Periods Ending October 31, 1998                 reinvested for the periods
                                                                                     shown ending October 31,
                1 Year                    10 Years (or Life)                         1998, using the
--------------------------------------------------------------------                 SEC-required uniform method
Class A(3)       5.50%                          19.32%                               to compute such return.
--------------------------------------------------------------------            (2)  Performance for the
Class B(3)       6.72%                           9.75%                               unmanaged S&P 500(R) Index
--------------------------------------------------------------------                 does not reflect
Class C(4)      10.94%                          16.63%                               transaction costs,
--------------------------------------------------------------------                 management fees or sales
                                                                                     charges. Performance for
                                                                                     this index begins on
                                                                                     12/31/93.
                                                                                (3)  The class A and B shares
                                                                                     were first offered on
                                                                                     7/15/96 and 6/5/97,
                                                                                     respectively. For class B
                                                                                     shares, performance
                                                                                     reflects the deduction of a
                                                                                     CDSC of 4% (for 1 year) and
                                                                                     3% (life of class).
                                                                                (4)  The class C shares were
                                                                                     first offered on 1/3/94.
                                                                                     Performance is at net asset
                                                                                     value.


                                                     Financial Information  21

                                                            International Fund

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

------------------------------------------------------------------------------
                                                    Class A Shares
                                                Year Ended October 31,
                                        -------------------------------------
Per Share Operating Performance:                 1998           1997(a)
Net asset value, beginning of period             $10.86         $9.42
------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------
        Net investment income                       .11(d)        .07
------------------------------------------------------------------------------
        Net realized and unrealized
------------------------------------------------------------------------------
                gain on investments and foreign
------------------------------------------------------------------------------
                currency holdings                  1.45          1.37
------------------------------------------------------------------------------
Total from investment operations                   1.56          1.44
------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------
        Dividends from net investment income       (.03)           --
------------------------------------------------------------------------------
Net asset value, end of period                   $12.39        $10.86
------------------------------------------------------------------------------
Total Return(b)                                   14.36%        15.21%(c)
------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------
        Expenses                                   1.31%         1.23%(c)
------------------------------------------------------------------------------
        Net investment income                      0.80%         0.41%(c)
------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                     Class B Shares             Class C Shares
                                                 -------------------------------------------------
                                                 Year Ended October 31,     Year Ended October 31,
                                                 -------------------------------------------------
Per Share Operating Performance:                  1998        1997(a)        1998        1997(a)
Net asset value, beginning of period              $10.83      $10.26         $10.83      $10.26
--------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------
        Net investment income (loss)                 .02(d)     (.03)           .02(d)     (.03)
--------------------------------------------------------------------------------------------------
        Net realized and unrealized
--------------------------------------------------------------------------------------------------
                gain on investments and foreign
--------------------------------------------------------------------------------------------------
                currency holdings                   1.43         .60           1.43         .60
--------------------------------------------------------------------------------------------------
Total from investment operations                    1.45         .57           1.45         .57
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
        Dividends from net investment income          --          --             --          --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.28      $10.83          $12.28     $10.83
--------------------------------------------------------------------------------------------------
Total Return(b)                                    13.39%       5.56%(c)       13.39%      5.56%(c)
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------
        Expenses                                    2.03%       0.87%(c)        2.05%      0.87%(c)
--------------------------------------------------------------------------------------------------
        Net investment income (loss)                0.18%      (0.46)%(c)       0.12%     (0.46)%(c)
----------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                              Year Ended October 31,
                                     ------------------------------------------
Supplemental Data For All Classes:           1998               1997
Net assets, end of period (000)              $153,033           $37,334
-------------------------------------------------------------------------------
Portfolio turnover rate                       20.52%             29.72%
-------------------------------------------------------------------------------


(a) From commencement of operations for each class of shares: December 13, 1996 (class A), June 2, 1997 (class B), and June 2, 1997
     (class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
(d) Calculated using average shares outstanding during the period. See Notes to Financial Statements.

22  Financial Information

                                                      International Fund


LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in MSCI EAFE Index, assuming reinvestment of all dividends and distributions.

Year       Fund at NAV   Fund at Max         MSCI EAFE Index
                         Offering Price

12/31/96  10,047         9,470               10,000
1/31/97   10,174         9,590                9,652
2/28/97   10,609        10,000                9,812
3/31/97   10,673        10,060                9,850
4/30/97   10,662        10,050                9,905
5/31/97   10,938        10,310               10,551
6/30/97   11,224        10,580               11,136
7/31/97   11,245        10,600               11,319
8/31/97   10,874        10,250               10,475
9/30/97   11,553        10,890               11,064
10/31/97  11,521        10,860               10,217
11/30/97  11,325        10,675               10,114
12/31/97  12,027        11,336               10,205
1/31/98   12,558        11,837               10,675
2/28/98   13,601        12,820               11,362
3/31/98   14,877        14,023               11,715
4/30/98   15,514        14,624               11,809
5/31/98   16,003        15,085               11,755
6/30/98   15,610        14,714               11,847
7/31/98   15,631        14,734               11,970
8/31/98   13,398        12,629               10,489
9/30/98   12,643        11,918               10,170
10/31/98  13,175        12,419               11,233

                                                                                (1)  Reflects the deduction of
-----------------------------------------------------------------------------        the maximum initial sales
                Fund's Average Annual Total Return at Maximum Applicable             charge of 5.75%.
                  Sales Charge for the Periods Ending October 31, 1998          (2)  This shows total return
                                                                                     which is the percent change
                1 Year                      10 Years (or Life)                       in value, after deduction
-----------------------------------------------------------------------------        of the maximum initial
Class A(2)       7.90%                             12.19%                            sales charge of 5.75%
-----------------------------------------------------------------------------        applicable to class A
Class B(4)       8.85%                             10.32%                            shares, with all dividends
-----------------------------------------------------------------------------        and distributions
Class C(5)      13.39%                             13.55%                            reinvested for the periods
-----------------------------------------------------------------------------        shown ending October 31,
                                                                                     1998, using the
                                                                                     SEC-required uniform method
                                                                                     to compute such return.
                                                                                (3)  Performance for the
                                                                                     unmanaged MSCI EAFE Index
                                                                                     does not reflect
                                                                                     transaction costs,
                                                                                     management fees or sales
                                                                                     charges. Performance for
                                                                                     this index begins on
                                                                                     12/31/96.
                                                                                (4)  The class B shares were
                                                                                     first offered on 6/2/97.
                                                                                     Performance reflects the
                                                                                     deduction of a CDSC of 4%
                                                                                     (for 1 year) and 3% (life
                                                                                     of the class).
                                                                                (5)  The class C shares were
                                                                                     first offered on 6/2/97.
                                                                                     Performance is at net asset
                                                                                     value.


                                                Financial Information  23

                                                       World Bond-Debenture Fund

FINANCIAL HIGHLIGHTS

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the fund's independent auditors, in conjunction with their annual audits of the fund's financial statements. Financial statements for the fiscal year ended October 31, 1998 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended October 31, 1998 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.

--------------------------------------------------------------------------------------------------
                                               Class A Shares    Class B Shares    Class C Shares
                                                              Year Ended October 31,
                                               --------------------------------------------------
Per Share Operating Performance:                  1998(a)           1998(a)            1998(a)
Net asset value, beginning of period              $10.00            $10.00             $10.00
--------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------
    Net investment income                            .511              .406               .395
--------------------------------------------------------------------------------------------------
    Net realized and unrealized
--------------------------------------------------------------------------------------------------
            loss on investments and foreign
--------------------------------------------------------------------------------------------------
            currency holdings                       (.425)            (.372)             (.361)
--------------------------------------------------------------------------------------------------
Total from investment operations                     .086              .034               .034
--------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------
    Dividends from net investment income            (.426)            (.384)             (.384)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.66             $9.65              $9.65
--------------------------------------------------------------------------------------------------
Total Return(b)(c)                                  0.75%             0.24%              0.24%
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:(c)
--------------------------------------------------------------------------------------------------
    Expenses, including waiver                      0.55%             1.28%              1.28%
--------------------------------------------------------------------------------------------------
    Expenses, excluding waiver                      1.20%             1.93%              1.93%
--------------------------------------------------------------------------------------------------
    Net investment income                           7.08%             6.67%              6.62%
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                  Year Ended October 31,
                                            -----------------------------------
Supplemental Data For All Classes:                       1998(a)
Net assets, end of period (000)                          $10,134
-------------------------------------------------------------------------------
Portfolio turnover rate                                  159.14%
-------------------------------------------------------------------------------

(a) From commencement of operations for each class of shares: December 18, 1997 (class A), December 19, 1997 (class B), and December 19, 1997 (class C).
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized. See Notes to Financial Statements.


24  Financial Information

                                                       World Bond-Debenture Fund



LINE GRAPH COMPARISON

Immediately below is a comparison of a $10,000 investment in class A shares to the same investment in the JP Morgan Emerging Market Index, and the JP Morgan Global Gov't Bond Index and the Merrill Lynch HY
Master Index, assuming reinvestment of all dividends and distributions.

Year  Fund at NAV   Fund at Max        JP Morgan  Merrill   JP Morgan
                    Offering Price     Emerging   HY        Global

12/31/97  10,110     9,629             10,000   10,000      10,000              (1)  Reflects the deduction of
1/31/98   10,280     9,790              9,980   10,159      10,100
2/28/98   10,510    10,010             10,265   10,201      10,175
3/31/98   10,610    10,105             10,521   10,297      10,099
4/30/98   10,690    10,181             10,546   10,342      10,254
5/31/98   10,540    10,037             10,186   10,404      10,298
6/30/98   10,510    10,010              9,892   10,458      10,327
7/31/98   10,704    10,194              9,960   10,524      10,355
8/31/98   9,721      9,259              7,098    9,993      10,641
9/30/98   10,022     9,544              7,792   10,019      11,197
10/31/98  10,075     9,596              8,296    9,805      11,448                   the maximum initial sales
                                                                                     charge of 4.75%.
                                                                                (2)  This shows total return
                                                                                     which is the percent change
-----------------------------------------------------------------------              in value, after deduction
                 Average Annual Total Return at Maximum Applicable                   of the maximum initial
                Sales Charge for the Periods Ending October 31, 1998                 sales charge of 4.75%
                                                                                     applicable to class A
                                     10 Years (or Life)                              shares, with all dividends
-----------------------------------------------------------------------              and distributions
Class A(2)                                (4.00)%                                    reinvested for the periods
-----------------------------------------------------------------------              shown ending October 31,
Class B(4)                                (4.77)%                                    1998, using the
-----------------------------------------------------------------------              SEC-required uniform method
Class C(5)                                (0.76)%                                    to compute such return.
-----------------------------------------------------------------------         (3)  Performance for the
                                                                                     unmanaged JP Morgan
                                                                                     Emerging Market Index, the
                                                                                     JP Morgan Global Gov't Bond
                                                                                     Index, and the Merrill
                                                                                     Lynch HY Master Index do
                                                                                     not reflect transaction
                                                                                     costs, management fees or
                                                                                     sales charges. These three
                                                                                     indices chosen to compare
                                                                                     to the fund's performance
                                                                                     have elements of three
                                                                                     categories: high-yield
                                                                                     corporate debt,
                                                                                     equity-related securities
                                                                                     and high-grade debt. Since
                                                                                     there is no one index
                                                                                     combining all three in the
                                                                                     same annual blend as the
                                                                                     fund's portfolio, these
                                                                                     three separate indices may
                                                                                     not be a valid comparison
                                                                                     for the fund. Performance
                                                                                     for the three indices
                                                                                     begins on 12/31/97.
                                                                                (4)  The class B shares were
                                                                                     first offered on 12/18/97.
                                                                                     For class B shares,
                                                                                     performance reflects the
                                                                                     deduction of a CDSC of 4%
                                                                                     (for 1 year) and 3% (life
                                                                                     of class).
                                                                                (5)  The class C shares were
                                                                                     first offered on 12/18/97.
                                                                                     Performance is at net asset
                                                                                     value.


                                                   Financial Information  25

COMPENSATION FOR YOUR DEALER -- Growth & Income Fund / International Fund

------------------------------------------------------------------------------------------------------------------------------
                                                        FIRST YEAR COMPENSATION
                              Front-end
                              sales charge              Dealer's
                              paid by investors         concession               Service fee(1)          Total compensation(2)
Class A investments           (% of offering price)     (% of offering price)    (% of net investment)   (% of offering price)
Less than $50,000                  5.75%                      5.00%                     0.25%                    5.24%
------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.75%                      4.00%                     0.25%                    4.24%
------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.75%                      3.25%                     0.25%                    3.49%
------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.75%                      2.25%                     0.25%                    2.49%
------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00%                      1.75%                     0.25%                    2.00%
------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge       1.00%                     0.25%                    1.25%
------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge       0.55%                     0.25%                    0.80%
------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge       0.50%                     0.25%                    0.75%
------------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge       0.25%                     0.25%                    0.50%
------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                  Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       3.75%                     0.25%                    4.00%
------------------------------------------------------------------------------------------------------------------------------
Class C investments
------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.75%                     0.25%                    1.00%
------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                       Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.25%                     0.20%                    0.45%


-----------------------------------------------------------------------------------------------------------------------
                                              ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
-----------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                       0.25%                   0.25%
-----------------------------------------------------------------------------------------------------------------------
Class B investments                                                      Percentage of average net assets(4)
-----------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       none                       0.25%                   0.25%
-----------------------------------------------------------------------------------------------------------------------
Class C investments
-----------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.75%                      0.25%                   1.00%
-----------------------------------------------------------------------------------------------------------------------
Class P investments
-----------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge       0.25%                      0.20%                   0.45%
-----------------------------------------------------------------------------------------------------------------------

(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.
(4) With respect to class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


26  Financial Information

COMPENSATION FOR YOUR DEALER -- World Bond-Debenture Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                           FIRST YEAR COMPENSATION
                                Front-end
                                sales charge                Dealer's
                                paid by investors           concession              Service fee(1)          Total compensation(2)
Class A investments             (% of offering price)       (% of offering price)   (% of net investment)   (% of offering price)
----------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                     4.75%                       4.00%                     0.25%                  4.24%
----------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                     4.75%                       4.25%                     0.25%                  4.49%
----------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                   3.75%                       3.25%                     0.25%                  3.49%
----------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                   2.75%                       2.50%                     0.25%                  2.74%
----------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                   2.00%                       1.75%                     0.25%                  2.00%
----------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
First $5 million                no front-end sales charge         1.00%                     0.25%                  1.25%
----------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that      no front-end sales charge         0.55%                     0.25%                  0.80%
----------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that     no front-end sales charge         0.50%                     0.25%                  0.75%
----------------------------------------------------------------------------------------------------------------------------------
Over $50 million                no front-end sales charge         0.25%                     0.25%                  0.50%
----------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                Paid at time of sale (% of net asset value)
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         3.75%                     0.25%                  4.00%
----------------------------------------------------------------------------------------------------------------------------------
Class C investments
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.75%                     0.25%                  1.00%
----------------------------------------------------------------------------------------------------------------------------------
Class P investments                                                Percentage of average net assets
----------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.25%                     0.20%                  0.45%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                           ANNUAL COMPENSATION AFTER FIRST YEAR
Class A investments
--------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         none                      0.25%                  0.25%
--------------------------------------------------------------------------------------------------------------------------------
Class B investments                                                Percentage of average net assets(4)
--------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         none                      0.25%                  0.25%
--------------------------------------------------------------------------------------------------------------------------------
Class C investments
--------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.65%                     0.25%                  0.90%
--------------------------------------------------------------------------------------------------------------------------------
Class P investments
--------------------------------------------------------------------------------------------------------------------------------
All amounts                     no front-end sales charge         0.25%                     0.20%                  0.45%
--------------------------------------------------------------------------------------------------------------------------------


(1) The service fee for class A and P shares is paid quarterly. The first year's service fee on class B and C shares is paid at the time of sale.
(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.
(3) Concessions are paid at the time of sale on all class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.
(4) With respect to class B, C and P shares, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


                                                       Financial Information  27

                       THIS PAGE INTENTIONALLY LEFT BLANK

   More information on these funds is available free upon request, including:

ANNUAL/SEMI-ANNUAL REPORT                                                       To obtain information:

   Describes the funds, lists portfolio holdings and contains a letter          By telephone. Call the funds at:
   from the funds' manager discussing recent market conditions and the          800-426-1130
   funds' investment strategies.
                                                                                By mail.  Write to:
STATEMENT OF ADDITIONAL INFORMATION ("SAI")                                     The Lord Abbett Family of Funds
                                                                                767 Fifth Avenue
   Provides more details about the funds and their policies. A current          New York, NY 10153-0203
   SAI is on file with the Securities and Exchange Commission ("SEC")
   and is incorporated by reference (is legally considered part of this         Via the Internet.  Text only
   prospectus).                                                                 versions of fund documents
                                                                                can be viewed online or
                                                                                downloaded from:
   Growth & Income Fund
   International Fund                                                           Lord, Abbett & Co.
   World Bond-Debenture Fund                                                    http://www.lordabbett.com

   The General Motors Building                                                  SEC
   767 Fifth Avenue                                                             http://www.sec.gov
   New York, NY 10153-0203
   ----------------------------                                                 You can also obtain copies by
   SEC file number: 811-7358                                                    visiting the SEC's Public Reference
                                                                                Room in Washington, DC (phone
                                                                                800-SEC-0330) or by sending
                                                                                your request and a duplicating
                                                                                fee to the SEC's Public Reference
                                                                                Section, Washington, DC
                                                                                20549-6009.

                                                                                LST-1-399
                                                                                (3/99)

Lord                               Growth & Income Fund
Abbett                             International Fund
                                   World Bond-Debenture Fund


Prospectus
March 1, 1999


[LOGO LORD, ABBETT & CO.]


     As with all mutual funds, the Securities and Exchange Commission does not guarantee that the information in this prospectus is accurate or complete, and it has not judged this fund for its investment merit. It is a criminal offense to state otherwise.

     Class P shares of the International Fund are currently offered by this prospectus. Class P shares of the Growth & Income Fund and World Bond-Debenture Fund are neither offered to the general public as of the date of this prospectus nor are available in all states. Please call 800-821-5129 for further information.


                       STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as.................................'TM'
The registered trademark symbol shall be expressed as.......................'r'